                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JANUARY 24, 2002

COMMISSION FILE NUMBER:                            1-5273-1


                                Sterling Bancorp
             (Exact name of Registrant as specified in its charter)


          New York                                               13-2565216
(State of other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)


  650 Fifth Avenue, New York, New York                            10019-6108
(Address of principal executive offices)                          (Zip Code)

                                 (212) 757- 3300
              (Registrant's telephone number, including area code)


                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

ITEM 5
OTHER EVENTS

         On January 24, 2002, the Company issued a press release announcing results for the year ended December 31, 2001. The press release is included herein as Exhibit 99.1.



ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)               FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.
                  NOT APPLICABLE


(b)               PRO FORMA FINANCIAL INFORMATION
                  NOT APPLICABLE


(c)               EXHIBITS
                  99.1     PRESS RELEASE DATED JANUARY 24, 2002
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                                    SIGNATURE


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATE:             JANUARY 28, 2002


BY:    /s/ JOHN W. TIETJEN
       -------------------------------------------
       JOHN W. TIETJEN

       EXECUTIVE VICE PRESIDENT, TREASURER
       AND CHIEF FINANCIAL OFFICER

                                 EXHIBIT INDEX


EXHIBIT
NUMBER
- -------
99.1         Press Release dated January 24, 2002